UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

Diversified Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-41870	41-2283606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Corporate Drive Birmingham, Alabama		35242
(Address of Principal Executive Office)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (205) 408-0909
(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered, pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DEC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On May 6, 2026, Diversified Gas & Oil Corporation (“Diversified” or “Purchaser”), a wholly-owned subsidiary of Diversified Energy Company (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain affiliates of Camino Natural Resources, LLC (collectively, “Camino” or “Sellers”) pursuant to which Diversified agreed to acquire 100% of the interests in certain affiliates of Camino owning (i) certain oil and natural gas wells, leasehold interests and related assets located in Oklahoma (the “Developed Assets”) and (ii) certain undeveloped acreage, associated leasehold interests and related assets in Oklahoma (the “Undeveloped Assets” and together with the Developed Assets, the “Assets”). The Purchase Agreement provides for an aggregate purchase price of $1.175 billion. The acquisition is expected to close (the “Closing”) in the third quarter of 2026, subject to customary closing conditions.

On May 6, 2026, Diversified and funds and accounts managed and/or advised by Carlyle Global Credit Investment Management, LLC (collectively, “Carlyle”), entered into an agreement (the “Carlyle Agreement”) pursuant to which Carlyle agreed to fund 60% of the purchase price for the Developed Assets (the “Carlyle Contribution”) in exchange for a 60% ownership interest in a newly formed special purpose vehicle (the “SPV”), with the Company retaining 40% ownership interest in the SPV. It is anticipated that at Closing, the Developed Assets will be contributed to an indirect subsidiary of the SPV. As 60% owner, Carlyle is expected to control the ordinary course management decisions of the SPV, with the Company serving as operator of the SPV’s assets.

The purchase price for the Assets is expected to be funded by an asset-backed securitization (the collateral for which shall be the Developed Assets) in advance of Closing, the Carlyle Contribution, and an estimated $210 million in borrowings under the Company’s revolving credit facility. At the Closing, Diversified will also acquire and retain ownership of the Undeveloped Assets outside of the SPV.

The Purchase Agreement contains customary representations, warranties and covenants by the parties. The obligations of Diversified and the Sellers to consummate the acquisition are subject to customary closing conditions. The Purchase Agreement may be terminated prior to Closing under certain circumstances, including by mutual agreement of the parties, by either party if the Closing has not occurred by a specified outside date (subject to extension in certain circumstances related to the HSR waiting period), by either party upon entry of a final non-appealable order prohibiting consummation of the transaction, or by either party upon an uncured material breach by the other party. In the event the Purchase Agreement is terminated by the Sellers when all conditions to the Purchaser’s obligation to close have been satisfied or waived and the Closing has failed to occur solely as a result of the Purchaser’s material breach or failure to perform its obligations, the Sellers will be entitled to payment of a termination fee of $58,750,000. Carlyle has agreed to fund its pro rata share of the termination fee; provided that if payment of the termination fee is caused by the material breach or failure to perform under the Purchase Agreement as a result of (1) the Company or Carlyle not funding its portion of the purchase price, or (2) the Company’s material breach of the Purchase Agreement (provided such breach is not caused by Carlyle’s breach of its obligations) then the party who fails to perform would be responsible for 100% of such termination fee.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

On May 6, 2026, the Company issued a press release announcing the acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement

This report contains forward-looking statements. Words such as “anticipates,” “intends,” “expect,” or “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control, including (i) the failure to satisfy the conditions to the closing of the acquisition; (ii) the failure to obtain committed financing on acceptable terms or at all, including with respect to the anticipated asset-backed securitization and borrowings under the Company’s revolving credit facility; (iii) risks related to title defects, environmental liabilities or other conditions affecting the acquired assets; (iv) commodity price volatility and other changes in market conditions affecting the value of the acquired assets; (v) the risk that the transaction may not be completed on the anticipated timeline or at all; (vi) risks related to the formation of, and Diversified’s minority ownership interest in, the SPV into which the Developed Assets are expected to be contributed, including the risk that the joint venture arrangement with Carlyle may not be consummated on the anticipated terms or at all; and (vii) the risk that, as a minority owner, Diversified will have limited ability to control decisions regarding the management and operation of the SPV and the Developed Assets held therein. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this report, except as required by applicable law or regulation.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
2.1#
Securities Purchase Agreement dated May 6, 2026, by and among Camino Natural Resources, LLC, Camino Natural Resources Intermediate HoldCo, LLC, Land Run Minerals II, LLC, the other sellers named therein and Diversified Gas & Oil Corporation.

99.1	Press Release Dated May 6, 2026.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

# Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Diversified Energy Company

May 12, 2026	By:	/s/ Benjamin M. Sullivan
Date		Benjamin M. Sullivan
Senior Executive Vice President, Chief Legal and Risk Officer and Corporate Secretary